Exhibits 99.2

Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	44,779	52,594	50,610	48,105	196,088	45,783	46,747	42,945		135,475
Equity in earnings of affiliates	690	784	856	513	2,843	734	815	959		2,508
Net gain (loss) on dispositions	3	43	(221)	1,813	1,638	2	188	(1)		189
Other income	1	9	18	17	45	1	77	4		82
Total Revenues and Other Income	45,473	53,430	51,263	50,448	200,614	46,520	47,827	43,907		138,254

Costs and Expenses
Purchased crude oil and products	39,348	46,600	43,905	42,984	172,837	40,328	40,398	36,189		116,915
Operating expenses	1,042	1,018	1,027	985	4,072	1,092	984	884		2,960
Selling, general and administrative expenses	323	347	372	367	1,409	349	480	432		1,261
Depreciation and amortization	219	226	222	241	908	216	224	229		669
Impairments	-	2	486	(16)	472	43	275	248		566
Taxes other than income taxes*	3,480	3,631	3,674	3,503	14,288	3,420	3,475	3,410		10,305
Accretion on discounted liabilities	5	6	5	5	21	5	6	7		18
Interest and debt expense	4	3	4	6	17	13	83	74		170
Foreign currency transaction (gains) losses	(43)	(31)	18	22	(34)	(15)	8	(15)		(22)
Total Costs and Expenses	44,378	51,802	49,713	48,097	193,990	45,451	45,933	41,458		132,842
Income before income taxes	1,095	1,628	1,550	2,351	6,624	1,069	1,894	2,449		5,412
Provision for income taxes	418	588	499	339	1,844	431	712	848		1,991
Net Income	677	1,040	1,051	2,012	4,780	638	1,182	1,601		3,421
Less: net income attributable to
noncontrolling interests	1	1	2	1	5	2	1	2		5
Net Income Attributable to Phillips 66	676	1,039	1,049	2,011	4,775	636	1,181	1,599		3,416
* Includes excise taxes on petroleum products sales:	3,383	3,554	3,596	3,422	13,955	3,321	3,389	3,312		10,022

Net Income Attributable to Phillips 66
Per Share of Common Stock (dollars)
Basic	1.08	1.66	1.67	3.20	7.61	1.01	1.88	2.53		5.43
Diluted	1.07	1.64	1.65	3.17	7.52	1.00	1.86	2.51		5.37

Average Common Shares Outstanding (in thousands)
Basic	627,628	627,628	627,628	627,628	627,628	627,628	628,510	630,672		628,940
Diluted	634,645	634,645	634,645	634,645	634,645	634,645	635,157	637,913		636,585

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M	488	774	785	1,801	3,848	400	1,184	1,648		3,232

Midstream	61	111	118	113	403	89	(91)	(77)		(79)

Chemicals	185	190	193	148	716	217	207	153		577

Corporate and Other	(58)	(36)	(47)	(51)	(192)	(70)	(119)	(125)		(314)

Consolidated	676	1,039	1,049	2,011	4,775	636	1,181	1,599		3,416

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M	830	1,247	1,173	2,082	5,332	734	1,916	2,486		5,136

Midstream	96	173	186	158	613	140	(152)	(102)		(114)

Chemicals	259	264	264	181	968	300	307	236		843

Corporate and Other	(90)	(56)	(73)	(70)	(289)	(105)	(177)	(171)		(453)

Consolidated	1,095	1,628	1,550	2,351	6,624	1,069	1,894	2,449		5,412

EFFECTIVE TAX RATES

			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M	41.1%	37.9%	32.9%	13.4%	27.7%	45.2%	38.2%	33.6%		37.0%

Midstream	36.5%	35.8%	36.6%	28.5%	34.3%	36.4%	40.1%	24.5%		30.7%

Chemicals	28.6%	28.0%	26.9%	18.2%	26.0%	27.7%	32.6%	35.2%		31.6%

Corporate and Other	35.6%	35.7%	35.6%	27.1%	33.6%	33.3%	32.8%	26.9%		30.7%

Consolidated	38.2%	36.1%	32.2%	14.4%	27.8%	40.3%	37.6%	34.6%		36.8%

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(AFTER-TAX)

	Millions of Dollars
			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
R&M
Gain (loss) on asset sales	2	26	(143)	1,660	1,545	-	106	-		106
Impairments	-	-	(318)	-	(318)	(42)	-	(27)		(69)
Cancelled projects	-	-	-	(28)	(28)	-	-	-		-
Pending claims and settlements	-	-	-	-	-	(19)	(38)	-		(57)
Repositioning tax impacts	-	-	-	-	-	(67)	(69)	-		(136)
Severance accrual	-	-	(15)	-	(15)	-	-	-		-
Total R&M	2	26	(476)	1,632	1,184	(128)	(1)	(27)		(156)

Midstream
Impairments	-	-	-	-	-	-	(170)	(133)		(303)
Total Midstream	-	-	-	-	-	-	(170)	(133)		(303)

Chemicals
Impairments	-	-	-	-	-	-	-	(27)		(27)
Premium on early debt retirement	-	-	-	-	-	-	(35)	(54)		(89)
Repositioning tax impacts	-	-	-	-	-	-	-	(41)		(41)
Total Chemicals	-	-	-	-	-	-	(35)	(122)		(157)

Corporate and Other
Repositioning costs	-	-	-	-	-	-	(30)	(13)		(43)
Total Corporate and Other	-	-	-	-	-	-	(30)	(13)		(43)

Total Phillips 66	2	26	(476)	1,632	1,184	(128)	(236)	(295)		(659)

Refining- Regional Totals
Atlantic Basin/Europe	-	-	(464)	65	(399)	(42)	31	-		(11)
Gulf Coast	-	-	-	-	-	-	-	-		-
Central Corridor	-	-	-	(28)	(28)	-	-	-		-
Western/Pacific	-	-	-	-	-	-	-	-		-
Other Refining	-	-	(15)	-	(15)	(19)	-	-		(19)
Total Refining	-	-	(479)	37	(442)	(61)	31	-		(30)
Marketing, Specialties & Other- Regional Totals
Marketing, Specialties & Other- U.S.	2	26	6	1,595	1,629	-	(36)	(27)		(63)
Marketing, Specialties & Other- Int'l	-	-	(3)	-	(3)	(67)	4	-		(63)
Total Marketing, Specialties & Other	2	26	3	1,595	1,626	(67)	(32)	(27)		(126)
Total R&M	2	26	(476)	1,632	1,184	(128)	(1)	(27)		(156)

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(PRE-TAX)

	Millions of Dollars
			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M	3	43	(751)	1,767	1,062	(73)	127	(43)		11

Midstream	-	-	-	-	-	-	(275)	(205)		(480)

Chemicals	-	-	-	-	-	-	(57)	(130)		(187)

Corporate and Other	-	-	-	-	-	-	(46)	(21)		(67)

Total Phillips 66	3	43	(751)	1,767	1,062	(73)	(251)	(399)		(723)

Refining- Regional Totals
Atlantic Basin/Europe	-	-	(734)	(6)	(740)	(42)	185	-		143
Gulf Coast	-	-	-	-	-	-	-	-		-
Central Corridor	-	-	-	(44)	(44)	-	-	-		-
Western/Pacific	-	-	-	-	-	-	-	-		-
Other Refining	-	-	(24)	-	(24)	(31)	-	-		(31)
Total Refining	-	-	(758)	(50)	(808)	(73)	185	-		112
Marketing, Specialties & Other- Regional Totals
Marketing, Specialties & Other- U.S.	3	43	10	1,817	1,873	-	(58)	(43)		(101)
Marketing, Specialties & Other- Int'l	-	-	(3)	-	(3)	-	-	-		-
Total Marketing, Specialties & Other	3	43	7	1,817	1,870	-	(58)	(43)		(101)
Total R&M	3	43	(751)	1,767	1,062	(73)	127	(43)		11

CASH FLOW INFORMATION

	Millions of Dollars
			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows From Operating Activities
Net income	677	1,040	1,051	2,012	4,780	638	1,182	1,601		3,421
Depreciation and amortization	219	226	222	241	908	216	224	229		669
Impairments	-	2	486	(16)	472	43	275	248		566
Accretion on discounted liabilities	5	6	5	5	21	5	6	7		18
Deferred taxes	59	326	188	358	931	169	9	(67)		111
Undistributed equity earnings	(308)	(500)	(292)	149	(951)	(349)	(212)	(367)		(928)
Net (gain)/loss on dispositions	(3)	(43)	221	(1,813)	(1,638)	(2)	(188)	1		(189)
Other	(58)	136	(61)	150	167	(178)	164	95		81
Net working capital changes	(2,091)	1,845	(1,083)	1,645	316	(903)	(26)	171		(758)
Net Cash Provided by
(Used in) Operating Activities	(1,500)	3,038	737	2,731	5,006	(361)	1,434	1,918		2,991

Cash Flows From Investing Activities
Capital expenditures and investments	(165)	(228)	(260)	(369)	(1,022)	(218)	(270)	(339)		(827)
Proceeds from asset dispositions	31	56	117	2,423	2,627	6	234	19		259
Advances/loans—related parties	-	-	-	-	-	-	-	(100)		(100)
Collection of advances/loans—related parties	-	400	150	-	550	-	-	-		-
Other	1	48	7	281	337	-	-	-		-
Net Cash Provided by (Used in) Investing Activities	(133)	276	14	2,335	2,492	(212)	(36)	(420)		(668)

Cash Flows From Financing Activities
Contributions from (distributions to) parent company	1,639	(3,306)	(744)	(5,060)	(7,471)	891	(6,146)	-		(5,255)
Issuance of debt	-	-	-	-	-	5,794	2,000	-		7,794
Repayment of debt	(6)	(7)	(7)	(6)	(26)	(7)	(191)	(8)		(206)
Issuance of common stock	-	-	-	-	-	-	2	21		23
Repurchase of common stock	-	-	-	-	-	-	-	(111)		(111)
Dividends paid on common stock	-	-	-	-	-	-	-	(125)		(125)
Change in restricted cash	-	-	-	-	-	(6,050)	6,050	-		-
Other	-	(1)	-	-	(1)	(55)	(12)	27		(40)
Net Cash Provided by (Used in)
Financing Activities	1,633	(3,314)	(751)	(5,066)	(7,498)	573	1,703	(196)		2,080

Effect of Exchange Rate Changes	-	-	-	-	-	-	3	24		27

Net Change in Cash
and Cash Equivalents	-	-	-	-	-	-	3,104	1,326		4,430
Cash and cash equivalents
at beginning of period	-	-	-	-	-	-	-	3,104		-
Cash and Cash Equivalents
at End of Period	-	-	-	-	-	-	3,104	4,430		4,430

CAPITAL PROGRAM

	Millions of Dollars
			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
R&M	158	220	249	361	988	214	240	243		697

Midstream	3	1	5	8	17	4	4	3		11

Chemicals	-	-	-	-	-	-	-	-		-

Corporate and Other	4	7	6	-	17	-	26	93		119

Total Capital Program	165	228	260	369	1,022	218	270	339		827

R&M

			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Refining
Atlantic Basin/Europe	6	(45)	(365)	68	(336)	7	108	337		452
Gulf Coast	137	167	238	(53)	489	(42)	189	272		419
Central Corridor	285	410	582	185	1,462	357	543	795		1,695
Western/Pacific	28	4	70	(72)	30	(4)	(35)	135		96
Other Refining	(18)	(38)	8	(64)	(112)	59	77	41		177
Total	438	498	533	64	1,533	377	882	1,580		2,839
Marketing, Specialties & Other
U.S.	9	164	160	1,679	2,012	40	169	32		241
International	41	112	92	58	303	(17)	133	36		152
Total	50	276	252	1,737	2,315	23	302	68		393
R&M Net Income (Loss) Attributable
to Phillips 66	488	774	785	1,801	3,848	400	1,184	1,648		3,232

R&M Income (Loss) before Income Taxes ($ Millions)
Refining
Atlantic Basin/Europe	37	(53)	(569)	13	(572)	31	273	471		775
Gulf Coast	212	260	348	(77)	743	(64)	292	416		644
Central Corridor	454	656	902	316	2,328	535	848	1,222		2,605
Western/Pacific	70	2	114	(102)	84	13	(23)	210		200
Other Refining	(20)	(52)	25	(82)	(129)	85	120	72		277
Total	753	813	820	68	2,454	600	1,510	2,391		4,501
Marketing, Specialties & Other
U.S.	20	272	249	1,915	2,456	68	257	57		382
International	57	162	104	99	422	66	149	38		253
Total	77	434	353	2,014	2,878	134	406	95		635
R&M Income (Loss) before Income Taxes	830	1,247	1,173	2,082	5,332	734	1,916	2,486		5,136

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	5.94	4.62	6.86	6.55	5.96	6.88	7.76	13.02		9.25
Gulf Coast	9.30	8.69	10.21	4.01	8.01	5.95	9.36	11.42		9.00
Central Corridor	17.12	19.96	26.30	15.02	19.68	17.27	26.34	31.83		25.14
Western/Pacific	10.42	9.34	10.72	6.23	9.13	10.70	7.91	13.30		10.71
Worldwide	9.78	9.49	12.53	6.83	9.70	10.22	12.56	17.05		13.34
* Based on total processed inputs and includes proportional share of refining margin contributed by certain equity affiliates.

Realized Marketing, Specialties & Other Margins
Marketing Fuel Margin ($/BBL)*
U.S.	0.11	1.11	1.09	0.61	0.74	0.22	1.80	0.41		0.83
International	1.48	5.24	5.95	4.40	4.26	2.42	6.36	3.91		4.23
* 3rd Party Petroleum Product Sales
Gross Margins not included in Marketing Fuel Margin ($ Millions)**
U.S.	176	191	217	177	761	208	215	230		653
International	111	131	121	122	485	118	133	56		307
Total	287	322	338	299	1,246	326	348	286		960
** Gross Margin excludes Transportation, Gain on Dispositions and Excise Tax Income

Depreciation and Amortization ($ Millions)*
Refining
Atlantic Basin/Europe	44	47	45	38	174	39	40	41		120
Gulf Coast	47	48	49	50	194	49	51	50		150
Central Corridor	20	20	20	21	81	21	21	21		63
Western/Pacific	50	51	47	63	211	49	48	52		149
Other Refining	1	1	1	1	4	1	1	1		3
Total	162	167	162	173	664	159	161	165		485
Marketing, Specialties & Other**
U.S.	11	11	11	12	45	12	11	11		34
International	27	29	29	29	114	27	27	26		80
Total	38	40	40	41	159	39	38	37		114
* Excludes D&A of all equity affiliates
** Excludes Transportation D&A totaling:	18	18	19	25	80	18	21	19		58
Proportionate share of WRB D&A:	41	43	46	54	184	60	59	58		177

Operating and SG&A Expense ($ Millions)*
Refining
Atlantic Basin/Europe	311	327	316	254	1,208	251	228	214		693
Gulf Coast	291	264	286	279	1,120	332	271	286		889
Central Corridor	111	104	110	138	463	113	135	97		345
Western/Pacific	194	230	182	216	822	257	230	198		685
Other Refining	2	9	30	1	42	22	(4)	2		20
Total	909	934	924	888	3,655	975	860	797		2,632
Marketing, Specialties & Other**
U.S.	184	182	191	189	746	178	271	214		663
International	92	93	106	108	399	85	102	99		286
Total	276	275	297	297	1,145	263	373	313		949
* Excludes Operating and SG&A Expense of all equity affiliates
** Excludes Transportation
Proportionate share of WRB Operating and SG&A Expense:	109	97	103	115	424	113	106	119		338

Turnaround Expense ($ Millions), included in Operating and SG&A Expense*
Atlantic Basin/Europe	13	14	4	5	36	14	5	1		20
Gulf Coast	32	5	20	25	82	65	14	12		91
Central Corridor	22	10	15	46	93	21	43	3		67
Western/Pacific	15	53	4	14	86	76	52	18		146
Total	82	82	43	90	297	176	114	34		324
* Excludes Turnaround Expense of all equity affiliates
Proportionate share of WRB Turnaround Expense:	12	1	1	7	21	1	6	22		29

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	31	22	(16)	(13)	24	16	(10)	12		18

R&M (continued)

			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	722	715	719	572	682	573	561	587		574
Total Charge Input (MB/D)	780	784	768	608	734	621	612	625		619
Crude Oil Capacity Utilization (%)	93%	93%	93%	97%	94%	98%	95%	100%		98%
Clean Product Yield (%)	85%	84%	84%	86%	85%	85%	85%	84%		85%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	614	664	668	684	658	600	670	649		640
Total Charge Input (MB/D)	685	757	754	759	739	672	749	730		717
Crude Oil Capacity Utilization (%)	84%	91%	91%	93%	90%	82%	91%	88%		87%
Clean Product Yield (%)	80%	82%	82%	82%	82%	80%	84%	80%		81%

Central Corridor*
Crude Oil Charge Input (MB/D)	413	447	442	429	433	479	446	478		467
Total Charge Input (MB/D)	430	461	455	445	448	494	459	494		483
Crude Oil Capacity Utilization (%)	88%	95%	94%	91%	92%	102%	95%	102%		99%
Clean Product Yield (%)	85%	87%	86%	88%	87%	88%	87%	87%		88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Crude Oil Charge Input (MB/D)	396	370	394	416	393	375	391	424		397
Total Charge Input (MB/D)	420	396	416	438	417	401	409	439		416
Crude Oil Capacity Utilization (%)	91%	85%	91%	96%	91%	85%	89%	97%		90%
Clean Product Yield (%)	83%	79%	83%	83%	82%	86%	80%	83%		83%
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide - Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,145	2,196	2,223	2,101	2,166	2,027	2,068	2,138		2,078
Total Charge Input (MB/D)	2,315	2,398	2,393	2,250	2,338	2,188	2,229	2,288		2,235
Crude Oil Capacity Utilization (%)	89%	91%	92%	94%	92%	91%	93%	96%		93%
Clean Product Yield (%)	83%	83%	84%	84%	84%	84%	84%	83%		84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	336	331	324	238	307	243	251	244		246
Distillates	311	311	306	267	298	269	253	268		263
Other	136	142	139	109	131	115	112	116		114
Total	783	784	769	614	736	627	616	628		623
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	251	283	273	269	269	228	298	271		266
Distillates	279	310	316	325	308	275	305	290		290
Other	166	172	172	173	171	179	155	175		170
Total	696	765	761	767	748	682	758	736		726

Central Corridor*
Gasoline	209	231	225	225	223	250	231	248		243
Distillates	154	168	165	163	163	183	168	179		177
Other	67	63	63	56	62	63	63	68		65
Total	430	462	453	444	448	496	462	495		485
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Gasoline	190	168	181	192	183	176	162	186		175
Distillates	159	143	163	173	159	168	164	176		169
Other	73	86	71	78	77	59	86	75		73
Total	422	397	415	443	419	403	412	437		417
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide - Including Proportionate Share of Equity Affiliates
Gasoline	986	1,013	1,003	924	982	897	942	949		930
Distillates	903	932	950	928	928	895	890	913		899
Other	442	463	445	416	441	416	416	434		422
Total	2,331	2,408	2,398	2,268	2,351	2,208	2,248	2,296		2,251

Petroleum Products Sales (MB/D)
Total U.S.
Gasoline	1,099	1,218	1,134	1,066	1,129	958	1,088	1,019		1,021
Distillates	852	861	907	914	884	837	857	826		841
Other	437	385	402	381	401	298	318	319		311
Total	2,388	2,464	2,443	2,361	2,414	2,093	2,263	2,164		2,173

Total International
Gasoline	171	191	166	190	180	173	195	192		187
Distillates	351	316	343	331	335	298	305	335		312
Other	150	183	237	226	199	154	214	167		179
Total	672	690	746	747	714	625	714	694		678

Worldwide
Gasoline	1,270	1,409	1,300	1,256	1,309	1,131	1,283	1,211		1,208
Distillates	1,203	1,177	1,250	1,245	1,219	1,135	1,162	1,161		1,153
Other	587	568	639	607	600	452	532	486		490
Total	3,060	3,154	3,189	3,108	3,128	2,718	2,977	2,858		2,851

R&M (continued)

			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	93.98	102.44	89.70	94.07	95.05	102.99	93.44	92.11		96.18
Brent	104.97	117.36	113.46	109.31	111.27	118.49	108.19	109.61		112.09
LLS	107.15	118.55	112.61	110.83	112.28	119.60	108.47	109.40		112.49
ANS	102.53	115.41	111.74	110.36	110.01	118.31	110.01	109.08		112.47
WTI less Maya	4.67	(0.65)	(8.88)	(9.35)	(3.55)	(5.94)	(5.58)	(5.38)		(5.63)
WTI less WCS	22.51	17.56	14.32	12.43	16.71	27.00	19.80	15.30		20.70

Natural Gas ($/MCF)
Henry Hub	4.16	4.35	4.13	3.31	3.99	2.46	2.27	2.87		2.53

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	3.96	13.55	10.92	2.10	7.63	6.18	17.28	19.31		14.26
East Coast Distillate less Brent	15.50	13.77	14.69	17.25	15.30	15.72	16.87	21.03		17.87
Gulf Coast
Gulf Coast Gasoline less LLS	3.34	9.79	7.54	(1.97)	4.68	5.06	11.44	12.35		9.62
Gulf Coast Distillate less LLS	11.46	10.89	13.75	13.60	12.43	12.99	15.13	19.68		15.93
Central Corridor
Central Gasoline less WTI	16.01	26.37	31.91	15.13	22.36	18.32	27.23	34.24		26.60
Central Distillate less WTI	25.12	28.86	38.31	31.99	31.07	27.86	30.38	39.47		32.57
Western/Pacific
West Coast Gasoline less ANS	14.11	14.43	9.88	7.05	11.37	15.91	17.11	18.56		17.19
West Coast Distillate less ANS	19.42	18.82	15.62	18.13	18.00	17.66	14.68	22.63		18.32

Worldwide Market Crack Spread ($/BBL)*	10.92	15.63	15.60	9.44	12.91	12.78	17.85	21.61		17.41
* Weighted average based on Phillips 66 crude capacity.

MIDSTREAM

			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income Attributable
to Phillips 66 ($ Millions)*	61	111	118	113	403	89	(91)	(77)		(79)
* Includes DCP Midstream-related earnings:	51	90	87	59	287	60	42	39		141

Capex and Investments ($ Millions)	3	1	5	8	17	4	4	3		11

D&A ($ Millions)	1	-	-	1	2	-	1	-		1

100% DCP Midstream Results
Net Income, excludes parent company income tax
related to DCP's earnings ($ Millions)	133	277	266	187	863	144	132	95		371

Capex and Investments ($ Millions)	229	298	246	785	1,558	450	676	820		1,946

D&A ($ Millions)	105	110	116	118	449	120	37	68		225

Net Interest Expense ($ Millions)*	53	52	55	53	213	56	47	43		146
* Net of interest income

Selected DCP Volumes and Gross Margin by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	4.3	4.6	4.7	4.8	4.6	4.8	4.7	**		**
Gross Margin ($ Millions)	265	320	320	285	1,190	225	170	**		**

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.6	0.7	0.8	0.7	0.7	0.8	0.8	**		**
Gross Margin ($ Millions)	80	105	115	110	410	105	80	**		**

Fee-based Gas (primarily gathering & transport)*
Volume (TBtu/d)	4.6	4.6	4.6	4.6	4.6	4.7	4.7	**		**
Gross Margin ($ Millions)	55	60	59	64	238	60	62	**		**

Fee-based NGL Transport and Fractionation
Volume (MB/D)	165	179	174	186	176	214	163	**		**
Gross Margin ($ Millions)	11	13	14	14	52	19	15	**		**

Total Throughput (TBtu/d)	6.7	6.9	7.1	7.1	7.0	7.2	7.0	7.2		7.1
NGL Production (MB/D)	358	377	392	406	383	412	392	398		401
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics)
** Pending DCP release

Weighted Average NGL Price ($/BBL)*
DCP Midstream	47.64	52.24	52.09	50.60	50.64	42.10	32.48	30.21		34.93
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

PSX Other Volumes
NGL Fractionated (MB/D)	106	115	116	112	112	105	93	113		104

CHEMICALS

			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable
to Phillips 66 ($ Millions)	185	190	193	148	716	217	207	153		577

100% CPChem Results
Net Income, excludes parent company income tax
related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	418	508	497	367	1,790	559	681	693		1,933
Specialties, Aromatics and Styrenics	101	62	64	46	273	59	75	(10)		124
Corporate and Other	9	(33)	(27)	(42)	(93)	(10)	(134)	(210)		(354)
Total	528	537	534	371	1,970	608	622	473		1,703

Income (Loss) before Income Taxes ($ Millions)
Olefins and Polyolefins	425	518	505	369	1,817	567	692	700		1,959
Specialties, Aromatics and Styrenics	109	69	74	52	304	66	83	(2)		147
Corporate and Other	8	(32)	(28)	(42)	(94)	(9)	(133)	(210)		(352)
Total	542	555	551	379	2,027	624	642	488		1,754

Investing Cash Flows ($ Millions)
Capex and Investments	81	117	98	148	444	149	144	204		497
Advances to Equity Companies	69	30	-	-	99	35	70	44		149
Advance Repayments from Equity Companies	-	-	-	-	-	(103)	(63)	(54)		(220)

D&A ($ Millions)	66	63	63	66	258	64	64	155		283

Net Interest Expense ($ Millions)*	(6)	9	9	7	19	7	3	-		10
* Net of interest income

Externally Marketed Sales Volumes (MM Lbs)
Olefins & Polyolefins	3,362	3,473	3,758	3,712	14,305	3,640	3,510	3,811		10,961
Specialties, Aromatics, & Styrenics	1,687	1,732	1,722	1,563	6,704	1,793	1,811	1,545		5,149
Total	5,049	5,205	5,480	5,275	21,009	5,433	5,321	5,356		16,110

Market Indicators
Industry Prices*
Ethylene, Net Transaction Price (cents/lb)	49.33	57.50	55.58	54.58	54.25	55.17	46.83	45.42		49.14
HDPE Blow Molding (cents/lb)	87.67	95.00	89.00	85.67	89.33	92.00	88.00	84.33		88.11

Industry Costs*
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	32.68	33.84	34.45	41.00	35.49	28.25	18.47	19.72		22.15
HDPE, Total Cash Cost (cents/lb)	62.57	74.21	71.08	66.00	68.47	72.74	64.81	62.04		66.53
* Released by IHS. Reflect the IHS analysis of historical market indicators.

CORPORATE AND OTHER

			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to Phillips 66 ($ Millions)	(58)	(36)	(47)	(51)	(192)	(70)	(119)	(125)		(314)

Detail of Net Income (Loss)
Attributable to Phillips 66 ($ Millions)
Net interest expense	(2)	(3)	(2)	(4)	(11)	(9)	(45)	(47)		(101)
Corporate overhead	(22)	(14)	(17)	(23)	(76)	(28)	(21)	(30)		(79)
Technology	(13)	(11)	(14)	(15)	(53)	(13)	(11)	(11)		(35)
Repositioning Costs	-	-	-	-	-	-	(30)	(13)		(43)
Other	(21)	(8)	(14)	(9)	(52)	(20)	(12)	(24)		(56)
Total	(58)	(36)	(47)	(51)	(192)	(70)	(119)	(125)		(314)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(4)	(4)	(4)	(5)	(17)	(13)	(83)	(74)		(170)
Capitalized interest	-	-	-	-	-	-	-	-		-
Interest revenue	-	-	-	-	-	-	12	2		14
Premium on early debt retirement	-	-	-	-	-	-	-	-		-
Total	(4)	(4)	(4)	(5)	(17)	(13)	(71)	(72)		(156)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	-	-	-	-	-	-	(1)	1		-

Phillips 66 Total Company
Debt
Total Debt ($ Millions)	411	403	397	391	391	6,178	7,986	7,978		7,978
Debt-to-Capital Ratio (%)	1%	2%	1%	2%	2%	20%	30%	28%		28%

Total Equity ($ Millions)	28,416	26,176	26,372	23,293	23,293	24,943	18,979	20,606		20,606